UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: February 28

Date of reporting period: February 28, 2023

ITEM  1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2023

WESTERN ASSET

EMERGING MARKETS

DEBT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Fund for the twelve-month reporting period ended February 28, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,
•	Market insights and commentaries from our portfolio managers, and
•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2023

II	Western Asset Emerging Markets Debt Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The Fund may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, securities we determined to be of comparable credit quality). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 50% of its assets in non-U.S. dollar-denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt, such as participations in loans between governments and financial institutions.

The Fund will be invested in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i or the JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”)ii or categorized by the World Bank in its annual categorization as middle- or low-income. The Fund may invest in securities of any maturity. We attempt to maintain the dollar-weighted average effective duration of the Fund’s portfolio within a range of 20% (above or below) of the duration of the JPMorgan Emerging Markets Bond Index Global Diversified (“EMBI Global Diversified”)iii.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, interest rate swaps, credit default swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards, futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we believe attractive risk-adjusted returns on investments in emerging markets debt can be achieved through superior country selection driven by fundamental analysis, rigorous analysis of specific sectors and securities in each country and a focus on managing risk through active management. We actively manage the portfolio which invests in various government and corporate issuers of emerging market countries. To do this, we assimilate the top-down global economic views with analysts’ fundamental views on the investment opportunity set within each emerging market country, as well as relative value opportunities that may exist across countries, sectors or regions. This is done in an effort to build and maintain a portfolio that generates superior risk-adjusted returns. We select those

Western Asset Emerging Markets Debt Fund 2023 Annual Report	1

Fund overview (cont’d)

individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity, or other risks presented by these securities. We engage in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Bond yields soared and risk assets weakened as the Federal Reserve Board (the “Fed”) and other central banks aggressively hiked interest rates to address rising global inflation pressures. Geopolitical risks came to the forefront with Russia’s invasion of Ukraine on February 24, 2022. The imposition of financial and economic sanctions, including the freezing of the Russian central bank’s external reserve assets, pushed oil prices past $100/ barrel and renewed concerns over global growth as much of the world was still recovering from economic disruptions brought on by COVID-19 variants. As a result, Russian assets sold-off severely and many securities became less liquid.

Factors including elevated COVID-19 cases, lockdowns in the second quarter of 2022, and the ongoing property downturn caused the International Monetary Fund (“IMF”) to downgrade China’s 2022 growth forecast to 4.4%, as the government’s target of 5.5% seemed to be more and more unattainable. During the twentieth National Party Congress, President Xi Jinping was confirmed for a historic third five-year term while COVID-19 restrictions continued to weigh on the economy, with third quarter 2022 gross domestic product (“GDP”) registering at 3.9% year-over-year, which was significantly below both long-term trend growth and the official target of about 5.5% set earlier in the year. Markets reacted negatively to all posts being populated by Xi Jinping loyalists and concerns that he may continue with policies focused on reducing China’s exposure to foreign interests and influence at the expense of economic growth, with potentially negative consequences for private companies.

Meanwhile, in Sri Lanka, Prime Minister Wickremesinghe, who was appointed as acting President, imposed a state of emergency in an attempt to quell protests about costly food and fuel shortages. In November 2022, he presented a budget aimed to help unlock a $2.9 billion loan from the IMF. The IMF has emphasized the country needs to restructure debt with some of its major creditors, including China, India, and Japan. Late in 2022, Ghana defaulted on its domestic debt and suspended interest payments to foreign creditors. The government blamed the pandemic and global inflation, although overspending and excessive borrowing were major factors. Public debt was over 100% of GDP and interest payments cost between 70% to 100% according to Ghana’s finance minister.

2	Western Asset Emerging Markets Debt Fund 2023 Annual Report

Emerging market (“EM”) assets were negatively impacted by this risk-off backdrop. The U.S. dollar-denominated sovereign debt sector, as measured by the JPMorgan EMBI Global, returned -8.20%, while local currency sovereign debt, as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Total Return Indexiv, returned -6.11% during the twelve months ended February 28, 2023. EM corporate bonds, as measured by the JPMorgan Corporate Emerging Markets Bond Index Broad Diversifiedv, returned -4.92% during the same period.

Q. How did we respond to these changing market conditions?

A. We continued to actively manage the Fund as we navigated the concurrent headwinds of EM growth challenges, heightened geopolitical risks, and Fed tightening. Positive developments in global inflation and China’s COVID-19 policies have incrementally improved the outlook for EM assets. We continue to watch global central bank policy, commodity prices, Chinese regulatory developments, and geopolitics as key macro drivers of EM returns. For EM hard currency sovereign exposure, investment-grade-rated EM sovereigns remain uncompelling versus U.S. investment-grade credit spreads, while we believe high yield frontier sovereigns represent the best 2023 total return opportunity in EM. For EM local currency sovereign exposure, EM central banks’ proactive tightening measures over the past two years have set up a more positive outlook for both rates and foreign exchange (“FX”) in 2023. We expect countries to customize their terminal-rate behavior given divergent growth trends by region. The need to differentiate long-term credit themes across countries remains of paramount importance. While FX will remain highly macro-driven, signs of the peaking of EM policy rates could provide opportunities to add exposure to EM local rates. Asian currencies should benefit from the end of China’s zero-COVID policies. EM corporates continue to maintain strong balance sheets with lower leverage than their developed market (“DM”) peers. We are focused on EM primary issuance at a concession to secondary and DM levels. EM corporates’ lower duration and volatility continue to represent an attractive risk/reward proposition. Risks to the sector primarily come from sovereign developments (e.g., China, Russia). Our convictions continue to center on EM countries with ample foreign exchange reserves, low external economic dependency, lower political uncertainty, and effective policy executions.

U.S. Treasury futures, which were used to manage Fund’s duration and yield curve, contributed to performance. Credit default swaps, which were used for hedging purposes, and currency options and forwards, which were used to manage the Fund’s local currency exposure, had no meaningful impact on performance.

Performance review

For the twelve months ended February 28, 2023, Class I shares of Western Asset Emerging Markets Debt Fund returned -6.37%. The Fund’s unmanaged benchmark, the JPMorgan EMBI Global Diversified, returned -8.64% for the same period. The Lipper Emerging Markets Hard Currency Debt Funds Category Averagevi returned -6.90% over the same time frame.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of February 28, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Emerging Markets Debt Fund:
Class A	3.33%	-6.62%
Class C	2.93%	-7.42%
Class FI	3.17%	-6.77%
Class I	3.48%	-6.37%
Class IS	3.81%	-6.07%
JPMorgan EMBI Global Diversified	2.13%	-8.64%
Lipper Emerging Markets Hard Currency Debt Funds Category Average	3.09%	-6.90%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 28, 2023 for Class A, Class C, Class FI, Class I and Class IS shares were 6.09%, 5.47%, 6.40%, 6.58% and 6.69%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class I and Class IS shares would have been 5.63%, 5.13%, 5.86%, 6.09% and 6.01%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 28, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.64%, 2.43%, 1.71%, 1.42% and 1.33%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.85% for Class C shares, 1.10% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be

4	Western Asset Emerging Markets Debt Fund 2023 Annual Report

terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. The management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Some of the largest contributors to the Fund’s relative performance during the reporting period were the Fund’s short duration posture — as rates rose significantly during the period — followed by zero-weights to Pakistan and Saudi Arabia. An underweight to quasi-sovereigns was also additive over the period. An underweight to quasi-sovereign financials was the largest contributor within the subsector, followed by the local authority subsector in Argentina.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance during the reporting period were its overweights to Ecuador and Egypt, followed by an underweight to Turkey. From an industry allocation perspective, exposure to the quasi-sovereign oil & gas subsector detracted the most, followed by the corporate utility subsector. Specifically, at the individual holdings level, exposure to Perusahaan Listrik Negara detracted from results.

Thank you for your investment in Western Asset Emerging Markets Debt Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 14, 2023

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Investments in high yield (“junk”) bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As a non-diversified fund, it can invest a larger percentage of its assets in a smaller number of

Western Asset Emerging Markets Debt Fund 2023 Annual Report	5

Fund overview (cont’d)

issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of February 28, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of total net assets) as of February 28, 2023 were: sovereign bonds (66.8%), energy (13.2%), materials (8.5%), industrials (5.6%) and utilities (1.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset Emerging Markets Debt Fund 2023 Annual Report

i

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iii

The JPMorgan Emerging Markets Bond Index Global Diversified (“EMBI Global Diversified”) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

iv

The JPMorgan Government Bond Index-Emerging Markets Global Diversified Total Return Index tracks total returns for local currency bonds issued by emerging market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls but does not factor in regulatory/tax hurdles in assessing eligibility. For this index, the maximum weight to a country is capped at 10%.

v

The JPMorgan Corporate Emerging Markets Bond Index Broad Diversified is an expansion of the JPMorgan Corporate Emerging Markets Bond Index (“CEMBI”). The CEMBI is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.

vi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2023, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 248 funds for the six-month period and among the 245 funds for the twelve-month period in the Fund’s Lipper category, if any.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2023 and February 28, 2022 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

8	Western Asset Emerging Markets Debt Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2022 and held for the six months ended February 28, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.33%	$1,000.00	$1,033.30	1.07%	$5.39	Class A	5.00%	$1,000.00	$1,019.49	1.07%	$5.36
Class C	2.93	1,000.00	1,029.30	1.85	9.31	Class C	5.00	1,000.00	1,015.62	1.85	9.25
Class FI	3.17	1,000.00	1,031.70	1.10	5.54	Class FI	5.00	1,000.00	1,019.34	1.10	5.51
Class I	3.48	1,000.00	1,034.80	0.80	4.04	Class I	5.00	1,000.00	1,020.83	0.80	4.01
Class IS	3.81	1,000.00	1,038.10	0.70	3.54	Class IS	5.00	1,000.00	1,021.32	0.70	3.51

Western Asset Emerging Markets Debt Fund 2023 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended February 28, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

10	Western Asset Emerging Markets Debt Fund 2023 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 2/28/23	-6.62%	-7.42%	-6.77%	-6.37%	-6.07%
Five Years Ended 2/28/23	-0.59	-1.36	-0.15	-0.30	-0.21
Ten Years Ended 2/28/23	0.48	-0.28	0.97	0.81	0.89

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 2/28/23	-10.60%	-8.30%	-6.77%	-6.37%	-6.07%
Five Years Ended 2/28/23	-1.46	-1.36	-0.15	-0.30	-0.21
Ten Years Ended 2/28/23	0.04	-0.28	0.97	0.81	0.89

Cumulative total returns
Without sales charges[1]
Class A (2/28/13 through 2/28/23)	4.89%
Class C (2/28/13 through 2/28/23)	-2.73
Class FI (2/28/13 through 2/28/23)	10.08
Class I (2/28/13 through 2/28/23)	8.39
Class IS (2/28/13 through 2/28/23)	9.29

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

1

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

2

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022, incur a maximum initial sales charge of 3.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Emerging Markets Debt Fund vs. JPMorgan Emerging Markets Bond Index Global Diversified† — February 2013—February 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Emerging Markets Debt Fund on February 28, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2023. The hypothetical illustration also assumes a $1,000,000 investment in the JPMorgan Emerging Markets Bond Index Global Diversified. The JPMorgan Emerging Markets Bond Index Global Diversified (the “Index”) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Western Asset Emerging Markets Debt Fund 2023 Annual Report

Schedule of investments

February 28, 2023

Western Asset Emerging Markets Debt Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Sovereign Bonds — 66.8%
Angola — 1.6%
Angolan Government International Bond, Senior Notes	8.250%	5/9/28	200,000	$184,956	(a)
Argentina — 0.9%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	21,020	6,573
Argentine Republic Government International Bond, Senior Notes, Step bond (3.875% to 7/9/23 then 4.250%)	3.875%	1/9/38	65,500	23,075
Provincia de Buenos Aires, Senior Notes, Step bond (5.250% to 9/1/23, 6.375% to 9/1/24 then 6.625%)	5.250%	9/1/37	200,000	77,250	(b)
Total Argentina				106,898
Armenia — 1.4%
Republic of Armenia International Bond, Senior Notes	3.950%	9/26/29	200,000	164,996	(a)
Bahrain — 4.9%
Bahrain Government International Bond, Senior Notes	4.250%	1/25/28	200,000	185,253	(a)
Bahrain Government International Bond, Senior Notes	7.500%	9/20/47	240,000	224,583	(b)
Bahrain Government International Bond, Senior Notes	6.250%	1/25/51	200,000	163,245	(b)
Total Bahrain				573,081
Chile — 1.0%
Chile Government International Bond, Senior Notes	3.100%	1/22/61	200,000	124,590
Colombia — 2.3%
Colombia Government International Bond, Senior Notes	3.125%	4/15/31	200,000	145,563
Colombia Government International Bond, Senior Notes	4.125%	2/22/42	200,000	123,070
Total Colombia				268,633
Costa Rica — 1.4%
Costa Rica Government International Bond, Senior Notes	5.625%	4/30/43	200,000	166,850	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	13

Schedule of investments (cont’d)

February 28, 2023

Western Asset Emerging Markets Debt Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Dominican Republic — 3.5%
Dominican Republic International Bond, Senior Notes	6.000%	7/19/28	150,000		$145,364	(b)
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	300,000		268,727	(b)
Total Dominican Republic					414,091
Ecuador — 1.8%
Ecuador Government International Bond, Senior Notes, Step bond (5.500% to 7/31/23 then 6.000%)	5.500%	7/31/30	158,760		78,031	(b)
Ecuador Government International Bond, Senior Notes, Step bond (2.500% to 7/31/23 then 3.500%)	2.500%	7/31/35	360,600		129,298	(b)
Total Ecuador					207,329
Egypt — 2.2%
Egypt Government International Bond, Senior Notes	5.875%	2/16/31	200,000		133,860	(a)
Egypt Government International Bond, Senior Notes	7.903%	2/21/48	200,000		121,333	(a)
Total Egypt					255,193
Ghana — 1.6%
Ghana Government International Bond, Senior Notes	10.750%	10/14/30	265,000		188,460	(b)
Indonesia — 4.3%
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	370,000		347,826	(b)
Indonesia Treasury Bond	8.375%	3/15/34	2,098,000,000	IDR	152,748
Total Indonesia					500,574
Ivory Coast — 1.5%
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	210,000		182,320	(b)
Jordan — 1.5%
Jordan Government International Bond, Senior Notes	7.375%	10/10/47	200,000		175,881	(b)
Kenya — 1.3%
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	200,000		152,169	(a)

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund 2023 Annual Report

Western Asset Emerging Markets Debt Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 2.8%
Mexican Bonos, Senior Notes	7.750%	11/23/34	1,700,000	MXN	$82,965
Mexico Government International Bond, Senior Notes	4.600%	1/23/46	300,000		241,543
Total Mexico					324,508
Nigeria — 2.0%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	300,000		232,742	(a)
Oman — 5.0%
Oman Government International Bond, Senior Notes	4.750%	6/15/26	200,000		194,695	(a)
Oman Government International Bond, Senior Notes	5.625%	1/17/28	200,000		196,901	(b)
Oman Government International Bond, Senior Notes	6.750%	1/17/48	200,000		192,098	(a)
Total Oman					583,694
Panama — 2.4%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	200,000		149,436
Panama Government International Bond, Senior Notes	3.870%	7/23/60	200,000		128,739
Total Panama					278,175
Paraguay — 1.3%
Paraguay Government International Bond, Senior Notes	2.739%	1/29/33	200,000		156,502	(b)
Peru — 2.6%
Peruvian Government International Bond, Senior Notes	8.750%	11/21/33	200,000		248,172
Peruvian Government International Bond, Senior Notes	3.550%	3/10/51	80,000		57,040
Total Peru					305,212
Qatar — 3.5%
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	220,000		217,559	(b)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	200,000		190,586	(b)
Total Qatar					408,145
Romania — 1.2%
Romanian Government International Bond, Senior Notes	3.000%	2/14/31	180,000		146,609	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	15

Schedule of investments (cont’d)

February 28, 2023

Western Asset Emerging Markets Debt Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Senegal — 1.2%
Senegal Government International Bond, Senior Notes	6.750%	3/13/48	210,000	$148,346	(b)
South Africa — 1.2%
Republic of South Africa Government International Bond, Senior Notes	5.000%	10/12/46	200,000	138,024
South Korea — 1.7%
Korea Housing Finance Corp., Senior Notes	4.625%	2/24/33	200,000	196,711	(b)
Turkey — 3.0%
Turkey Government International Bond, Senior Notes	6.125%	10/24/28	200,000	173,916
Turkiye Ihracat Kredi Bankasi AS, Senior Notes	5.750%	7/6/26	200,000	177,663	(b)
Total Turkey				351,579
Ukraine — 1.1%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/27	200,000	37,261	*(b)(c)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/34	510,000	89,436	*(b)(c)
Total Ukraine				126,697
United Arab Emirates — 3.3%
Abu Dhabi Government International Bond, Senior Notes	3.125%	4/16/30	220,000	201,972	(b)
Finance Department Government of Sharjah, Senior Notes	4.000%	7/28/50	300,000	192,617	(b)
Total United Arab Emirates				394,589
Uruguay — 1.9%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	60,000	58,580
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	94,000	92,142
Uruguay Government International Bond, Senior Notes	4.975%	4/20/55	80,000	76,549
Total Uruguay				227,271
Uzbekistan — 1.4%
Republic of Uzbekistan International Bond, Senior Notes	3.900%	10/19/31	200,000	160,350	(b)
Total Sovereign Bonds (Cost — $9,672,279)				7,845,175
Corporate Bonds & Notes — 29.2%
Energy — 13.2%
Oil, Gas & Consumable Fuels — 13.2%
Ecopetrol SA, Senior Notes	5.875%	11/2/51	200,000	128,740

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund 2023 Annual Report

Western Asset Emerging Markets Debt Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Empresa Generadora de Electricidad Haina SA, Senior Notes	5.625%	11/8/28	200,000	$173,204	(b)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	210,000	168,237	(b)
Pertamina Persero PT, Senior Notes	6.500%	5/27/41	200,000	203,626	(b)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	200,000	167,050
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	200,000	133,620	(a)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	100,000	73,517
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	150,000	94,721
Petronas Capital Ltd., Senior Notes	2.480%	1/28/32	200,000	164,825	(a)
Qatar Energy, Senior Notes	3.125%	7/12/41	200,000	152,480	(b)
YPF SA, Senior Notes	8.500%	7/28/25	100,000	89,850	(a)
Total Energy				1,549,870
Industrials — 5.6%
Road & Rail — 1.1%
Empresa de los Ferrocarriles del Estado, Senior Notes	3.068%	8/18/50	200,000	123,160	(a)
Transportation Infrastructure — 4.5%
DP World PLC, Senior Notes	4.700%	9/30/49	200,000	172,515	(a)
ENA Master Trust, Senior Secured Notes	4.000%	5/19/48	200,000	154,194	(b)
Transnet SOC Ltd., Senior Notes	8.250%	2/6/28	200,000	200,947	(b)
Total Transportation Infrastructure				527,656
Total Industrials				650,816
Materials — 8.5%
Chemicals — 4.7%
Braskem Netherlands Finance BV, Senior Notes	7.250%	2/13/33	200,000	195,386	(b)
OCP SA, Senior Notes	5.125%	6/23/51	250,000	181,486	(b)
Orbia Advance Corp. SAB de CV, Senior Notes	5.875%	9/17/44	200,000	176,200	(b)
Total Chemicals				553,072
Metals & Mining — 1.7%
Indonesia Asahan Aluminium Persero PT, Senior Notes	5.450%	5/15/30	200,000	195,330	(a)
Paper & Forest Products — 2.1%
Inversiones CMPC SA, Senior Notes	3.000%	4/6/31	200,000	164,500	(b)
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	100,000	78,877
Total Paper & Forest Products				243,377
Total Materials				991,779

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	17

Schedule of investments (cont’d)

February 28, 2023

Western Asset Emerging Markets Debt Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 0.3%
Real Estate Management & Development — 0.3%
China Aoyuan Group Ltd., Senior Secured Notes	—	1/23/22	200,000	$19,925	* (a)(d)
China Aoyuan Group Ltd., Senior Secured Notes	—	2/19/23	200,000	20,520	* (a)(d)
Total Real Estate				40,445
Utilities — 1.6%
Electric Utilities — 1.6%
Lamar Funding Ltd., Senior Notes	3.958%	5/7/25	200,000	190,659	(a)
Total Corporate Bonds & Notes (Cost — $4,352,709)				3,423,569
Total Investments — 96.0% (Cost — $14,024,988)				11,268,744
Other Assets in Excess of Liabilities — 4.0%				467,656
Total Net Assets — 100.0%				$11,736,400

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

 Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

 Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	The coupon payment on this security is currently in default as of February 28, 2023.

(d)	The maturity principal is currently in default as of February 28, 2023.

Abbreviation(s) used in this schedule:

IDR	— Indonesian Rupiah

JSC	— Joint Stock Company

MXN	— Mexican Peso

At February 28, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	23	6/23	$2,573,092	$2,568,094	$4,998

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund 2023 Annual Report

Western Asset Emerging Markets Debt Fund

At February 28, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	53,057	EUR	50,175	JPMorgan Chase & Co.	3/15/23	$(63)
USD	14,667	MXN	286,000	Citibank N.A.	4/14/23	(830)
USD	90,918	MXN	1,710,000	Citibank N.A.	4/14/23	(1,739)
USD	69,311	IDR	1,084,162,696	JPMorgan Chase & Co.	4/14/23	(1,675)
USD	99,778	IDR	1,496,175,000	JPMorgan Chase & Co.	4/14/23	1,816
EUR	50,409	USD	54,563	BNP Paribas SA	4/18/23	(1,091)
Total						$(3,582)

Abbreviation(s) used in this table:

EUR	— Euro

IDR	— Indonesian Rupiah

MXN	— Mexican Peso

USD	— United States Dollar

Summary of Investments by Country** (unaudited)
Indonesia	8.0%
Oman	6.9
Mexico	5.9
Dominican Republic	5.2
Bahrain	5.1
United Arab Emirates	5.0
Qatar	5.0
Brazil	3.9
Peru	3.9
Panama	3.8
Chile	3.7
Colombia	3.5
Turkey	3.1
South Africa	3.0
Egypt	2.3
Nigeria	2.1
Uruguay	2.0
Ecuador	1.8
Argentina	1.7
South Korea	1.7
Ghana	1.7
Angola	1.6
Ivory Coast	1.6
Morocco	1.6

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	19

Schedule of investments (cont’d)

February 28, 2023

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country** (unaudited) (cont’d)
Jordanm	1.6%
Kazakhstan	1.5
Costa Rica	1.5
Armenia	1.5
Malaysia	1.5
Uzbekistan	1.4
Paraguay	1.4
Kenya	1.4
Senegal	1.3
Romania	1.3
Ukraine	1.1
China	0.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of February 28, 2023 and are subject to change.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund 2023 Annual Report

Statement of assets and liabilities

February 28, 2023

Assets:
Investments, at value (Cost — $14,024,988)	$11,268,744
Foreign currency, at value (Cost — $51,727)	50,412
Cash	267,608
Interest receivable	162,939
Deposits with brokers for open futures contracts	62,003
Unrealized appreciation on forward foreign currency contracts	1,816
Dividends receivable from affiliated investments	289
Receivable for Fund shares sold	72
Prepaid expenses	21,235
Total Assets	11,835,118

Liabilities:
Audit and tax fees payable	41,000
Fund accounting fees payable	28,162
Payable for Fund shares repurchased	8,610
Unrealized depreciation on forward foreign currency contracts	5,398
Service and/or distribution fees payable	1,442
Payable to brokers — net variation margin on open futures contracts	1,078
Investment management fee payable	581
Trustees’ fees payable	124
Accrued foreign capital gains tax	107
Accrued expenses	12,216
Total Liabilities	98,718
Total Net Assets	$11,736,400

Net Assets:
Par value (Note 7)	$29
Paid-in capital in excess of par value	57,220,713
Total distributable earnings (loss)	(45,484,342)
Total Net Assets	$11,736,400

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	21

Statement of assets and liabilities (cont’d)

February 28, 2023

Net Assets:
Class A	$6,113,559
Class C	$297,736
Class FI	$57,578
Class I	$4,685,138
Class IS	$582,389

Shares Outstanding:
Class A	1,530,182
Class C	74,590
Class FI	14,309
Class I	1,175,644
Class IS	146,382

Net Asset Value:
Class A (and redemption price)	$4.00
Class C*	$3.99
Class FI (and redemption price)	$4.02
Class I (and redemption price)	$3.99
Class IS (and redemption price)	$3.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%; 4.25% prior to August 15, 2022)	$4.16

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund 2023 Annual Report

Statement of operations

For the Year Ended February 28, 2023

Investment Income:
Interest	$1,159,158
Dividends from affiliated investments	982
Less: Foreign taxes withheld	(2,625)
Total Investment Income	1,157,515

Expenses:
Investment management fee (Note 2)	114,551
Registration fees	70,154
Fund accounting fees	68,911
Audit and tax fees	41,000
Transfer agent fees (Note 5)	20,786
Service and/or distribution fees (Notes 2 and 5)	18,083
Shareholder reports	9,822
Legal fees	6,494
Trustees’ fees	492
Commitment fees (Note 9)	150
Miscellaneous expenses	7,295
Total Expenses	357,738
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(186,767)
Net Expenses	170,971
Net Investment Income	986,544

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,473,637)
Futures contracts	225,941
Written options	6,043
Swap contracts	(35,111)
Forward foreign currency contracts	14,350
Foreign currency transactions	2,539
Net Realized Loss	(2,259,875)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(486,253)	‡
Futures contracts	21,274
Written options	(2,388)
Swap contracts	34,420
Forward foreign currency contracts	(10,597)
Foreign currencies	(2,122)
Change in Net Unrealized Appreciation (Depreciation)	(445,666)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,705,541)
Decrease in Net Assets From Operations	$(1,718,997)

‡	Net of change in accrued foreign capital gains tax of $(302).

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	23

Statements of changes in net assets

For the Years Ended February 28,	2023	2022

Operations:
Net investment income	$986,544	$1,284,480
Net realized loss	(2,259,875)	(8,474)
Change in net unrealized appreciation (depreciation)	(445,666)	(3,400,433)
Decrease in Net Assets From Operations	(1,718,997)	(2,124,427)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(1,001,368)	(963,010)
Decrease in Net Assets From Distributions to Shareholders	(1,001,368)	(963,010)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	7,661,814	8,613,547
Reinvestment of distributions	955,911	933,731
Cost of shares repurchased	(21,179,812)	(11,596,430)
Decrease in Net Assets From Fund Share Transactions	(12,562,087)	(2,049,152)
Decrease in Net Assets	(15,282,452)	(5,136,589)

Net Assets:
Beginning of year	27,018,852	32,155,441
End of year	$11,736,400	$27,018,852

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2023	2022	2021	2020[2]	2019

Net asset value, beginning of year	$4.50	$5.02	$4.96	$4.66	$4.95

Income (loss) from operations:
Net investment income	0.21	0.20	0.20	0.23	0.24
Net realized and unrealized gain (loss)	(0.50)	(0.57)	(0.05)	0.23	(0.28)
Total income (loss) from operations	(0.29)	(0.37)	0.15	0.46	(0.04)

Less distributions from:
Net investment income	(0.21)	(0.15)	(0.09)	(0.16)	(0.25)
Total distributions	(0.21)	(0.15)	(0.09)	(0.16)	(0.25)

Net asset value, end of year	$4.00	$4.50	$5.02	$4.96	$4.66
Total return[3]	(6.62)%	(7.72)%	3.04%	9.90%	(0.53)%

Net assets, end of year (000s)	$6,114	$6,192	$4,904	$8,163	$11,069

Ratios to average net assets:
Gross expenses	2.03%	1.64%	1.61%	1.61%	1.59%
Net expenses[4,5]	1.07	1.03	1.01	1.01	1.06
Net investment income	5.08	3.92	3.99	4.82	5.27

Portfolio turnover rate	77%	74%	140%	47%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

 Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

 As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2023	2022	2021	2020[2]	2019

Net asset value, beginning of year	$4.50	$5.00	$4.95	$4.65	$4.93

Income (loss) from operations:
Net investment income	0.17	0.15	0.15	0.19	0.21
Net realized and unrealized gain (loss)	(0.51)	(0.55)	(0.06)	0.23	(0.28)
Total income (loss) from operations	(0.34)	(0.40)	0.09	0.42	(0.07)

Less distributions from:
Net investment income	(0.17)	(0.10)	(0.04)	(0.12)	(0.21)
Total distributions	(0.17)	(0.10)	(0.04)	(0.12)	(0.21)

Net asset value, end of year	$3.99	$4.50	$5.00	$4.95	$4.65
Total return[3]	(7.42)%	(8.10)%	1.88%	9.09%	(1.26)%

Net assets, end of year (000s)	$298	$522	$584	$851	$952

Ratios to average net assets:
Gross expenses	2.81%	2.45%[4]	2.48%	2.44%	2.35%
Net expenses[5,6]	1.85	1.85 [4]	1.85	1.83	1.82
Net investment income	4.22	3.08	3.14	3.99	4.45

Portfolio turnover rate	77%	74%	140%	47%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class FI Shares[1]	2023	2022	2021	2020[2]	2019

Net asset value, beginning of year	$4.53	$5.04	$4.99	$4.70	$4.98

Income (loss) from operations:
Net investment income	0.20	0.19	0.19	0.23	0.36
Net realized and unrealized gain (loss)	(0.51)	(0.56)	(0.05)	0.22	(0.27)
Total income (loss) from operations	(0.31)	(0.37)	0.14	0.45	0.09

Less distributions from:
Net investment income	(0.20)	(0.14)	(0.09)	(0.16)	(0.37)
Total distributions	(0.20)	(0.14)	(0.09)	(0.16)	(0.37)

Net asset value, end of year	$4.02	$4.53	$5.04	$4.99	$4.70
Total return[3]	(6.77)%	(7.60)%	2.83%	9.65%	2.19%[4]

Net assets, end of year (000s)	$58	$148	$525	$88	$137

Ratios to average net assets:
Gross expenses	2.28%	1.71%	1.72%	1.88%	1.41%[5]
Net expenses[6,7]	1.10	1.10	1.10	1.10	0.88 [5]
Net investment income	4.94	3.78	3.81	4.70	5.43 [5]

Portfolio turnover rate	77%	74%	140%	47%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

 Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The return includes a payment by affiliate to reimburse Class FI shares for a NAV error. Absent this payment, total return would have been 1.75% for the year ended February 28, 2019.

[5]

 Ratios for the year ended February 28, 2019 do not reflect the one-time transfer agent fee adjustment of $3,300 related to a prior period over accrual. If this adjustment were included, the gross expense, net expense and net investment income ratios for Class FI shares for the year ended February 28, 2019 would have been (0.96%), (1.49%), and 7.79%, respectively.

[6]

 As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2023	2022	2021	2020[2]	2019

Net asset value, beginning of year	$4.50	$5.01	$4.95	$4.66	$4.94

Income (loss) from operations:
Net investment income	0.21	0.21	0.21	0.24	0.26
Net realized and unrealized gain (loss)	(0.50)	(0.56)	(0.05)	0.22	(0.27)
Total income (loss) from operations	(0.29)	(0.35)	0.16	0.46	(0.01)

Less distributions from:
Net investment income	(0.22)	(0.16)	(0.10)	(0.17)	(0.27)
Total distributions	(0.22)	(0.16)	(0.10)	(0.17)	(0.27)

Net asset value, end of year	$3.99	$4.50	$5.01	$4.95	$4.66
Total return[3]	(6.37)%	(7.33)%	3.29%	9.98%	(0.06)%

Net assets, end of year (000s)	$4,685	$18,537	$21,964	$26,300	$25,175

Ratios to average net assets:
Gross expenses	1.78%	1.42%	1.42%	1.44%	1.26%
Net expenses[4,5]	0.80	0.80	0.80	0.80	0.74
Net investment income	5.23	4.13	4.19	5.00	5.47

Portfolio turnover rate	77%	74%	140%	47%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

 Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

 As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Western Asset Emerging Markets Debt Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class IS Shares[1]	2023	2022	2021	2020[2]	2019

Net asset value, beginning of year	$4.48	$4.99	$4.94	$4.64	$4.93

Income (loss) from operations:
Net investment income	0.22	0.21	0.21	0.25	0.26
Net realized and unrealized gain (loss)	(0.50)	(0.56)	(0.06)	0.22	(0.28)
Total income (loss) from operations	(0.28)	(0.35)	0.15	0.47	(0.02)

Less distributions from:
Net investment income	(0.22)	(0.16)	(0.10)	(0.17)	(0.27)
Total distributions	(0.22)	(0.16)	(0.10)	(0.17)	(0.27)

Net asset value, end of year	$3.98	$4.48	$4.99	$4.94	$4.64
Total return[3]	(6.07)%	(7.27)%	3.20%	10.31%	(0.22)%

Net assets, end of year (000s)	$582	$1,620	$2,023	$1,217	$1,170

Ratios to average net assets:
Gross expenses	1.75%	1.33%	1.34%	1.45%	1.26%
Net expenses[4,5]	0.70	0.70	0.70	0.70	0.70
Net investment income	5.32	4.24	4.28	5.13	5.58

Portfolio turnover rate	77%	74%	140%	47%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

 Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

 As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to

30	Western Asset Emerging Markets Debt Fund 2023 Annual Report

the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Sovereign Bonds	—	$7,845,175	—	$7,845,175
Corporate Bonds & Notes	—	3,423,569	—	3,423,569
Total Investments	—	$11,268,744	—	$11,268,744
Other Financial Instruments:
Futures Contracts††	$4,998	—	—	$4,998
Forward Foreign Currency Contracts††	—	$1,816	—	1,816
Total Other Financial
Instruments	$4,998	$1,816	—	$6,814
Total	$4,998	$11,270,560	—	$11,275,558

	LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$5,398	—	$5,398

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security

32	Western Asset Emerging Markets Debt Fund 2023 Annual Report

purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency

Western Asset Emerging Markets Debt Fund 2023 Annual Report	33

Notes to financial statements (cont’d)

contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2023, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended February 28, 2023, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a

34	Western Asset Emerging Markets Debt Fund 2023 Annual Report

specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	35

Notes to financial statements (cont’d)

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

36	Western Asset Emerging Markets Debt Fund 2023 Annual Report

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	37

Notes to financial statements (cont’d)

As of February 28, 2023, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $5,398. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. As of February 28, 2023, there were $107 of capital gains tax liabilities accrued on unrealized gains.

38	Western Asset Emerging Markets Debt Fund 2023 Annual Report

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset London and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset London and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London and Western Asset Singapore monthly a subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.10%, 1.85%, 1.10%, 0.80% and

0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended February 28, 2023, fees waived and/or expenses reimbursed amounted to $186,767, which included an affiliated money market fund waiver of $54.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses

Western Asset Emerging Markets Debt Fund 2023 Annual Report	39

Notes to financial statements (cont’d)

incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at February 28, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires February 29, 2024	$38,987	$3,549	$2,533	$131,932	$14,140
Expires February 28, 2025	54,442	3,535	1,064	117,356	10,316
Total fee waivers/expense reimbursements subject to recapture	$93,429	$7,084	$3,597	$249,288	$24,456

For the year ended February 28, 2023, LMPFA did not recapture any fees.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 ($1,000,000 prior to August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$11
CDSCs	—

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$13,832,739
Sales	25,199,429

40	Western Asset Emerging Markets Debt Fund 2023 Annual Report

At February 28, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$14,037,650	$79,544	$(2,848,450)	$(2,768,906)
Futures contracts	—	4,998	—	4,998
Forward foreign currency contracts	—	1,816	(5,398)	(3,582)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$4,998	—	$4,998
Forward foreign currency contracts	—	$1,816	1,816
Total	$4,998	$1,816	$6,814

LIABILITY DERIVATIVES[1]
			Foreign Exchange Risk
Forward foreign currency contracts			$5,398

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	41

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(5,936)	—	$(5,936)
Futures contracts	$225,941	—	—	225,941
Written options	—	6,043	—	6,043
Swap contracts	—	—	$(35,111)	(35,111)
Forward foreign currency contracts	—	14,350	—	14,350
Total	$225,941	$14,457	$(35,111)	$205,287

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(3,302)	—	$(3,302)
Futures contracts	$21,274	—	—	21,274
Written options	—	(2,388)	—	(2,388)
Swap contracts	—	—	$34,420	34,420
Forward foreign currency contracts	—	(10,597)	—	(10,597)
Total	$21,274	$(16,287)	$34,420	$39,407

[1]

The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended February 28, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$2,119
Written options†	664
Futures contracts (to sell)	944,216
Forward foreign currency contracts (to buy)	306,196
Forward foreign currency contracts (to sell)	581,897

Average Notional Balance
Credit default swap contracts (buy protection)†	$230,769
†	At February 28, 2023, there were no open positions held in this derivative.

42	Western Asset Emerging Markets Debt 42 Fund 2023 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of February 28, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
BNP Paribas SA	—	$(1,091)	$(1,091)	—	$(1,091)
Citibank N.A.	—	(2,569)	(2,569)	—	(2,569)
JPMorgan Chase & Co.	$1,816	(1,738)	78	—	78
Total	$1,816	$(5,398)	$(3,582)	—	$(3,582)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended February 28, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$14,176	$4,771
Class C	3,682	521
Class FI	225	340
Class I	—	14,233
Class IS	—	921
Total	$18,083	$20,786

For the year ended February 28, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$54,459
Class C	3,536
Class FI	1,064
Class I	117,389
Class IS	10,319
Total	$186,767

Western Asset Emerging Markets Debt Fund 2023 Annual Report	43

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended February 28, 2023	Year Ended February 28, 2022
Net Investment Income:
Class A	$283,169	$199,709
Class A2†	—	5,722
Class C	15,705	12,406
Class FI	4,076	11,052
Class I	645,142	658,978
Class IS	53,276	75,143
Total	$1,001,368	$963,010

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Shares of beneficial interest

At February 28, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 28, 2023		Year Ended February 28, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	253,115	$1,012,835	590,775	$3,005,822
Shares issued on reinvestment	61,521	243,414	34,716	173,136
Shares repurchased	(159,123)	(645,319)	(228,477)	(1,131,385)
Net increase	155,513	$610,930	397,014	$2,047,573

Class A2†
Shares sold	—	—	5,324	$28,192
Shares issued on reinvestment	—	—	1,160	5,722
Shares repurchased	—	—	(437,533)	(2,238,993)
Net decrease	—	—	(431,049)	$(2,205,079)

Class C
Shares sold	151	$612	34,600	$175,892
Shares issued on reinvestment	2,940	11,747	2,066	10,311
Shares repurchased	(44,563)	(184,064)	(37,396)	(190,262)
Net decrease	(41,472)	$(171,705)	(730)	$(4,059)

Class FI
Shares sold	57,371	$229,212	25,009	$127,748
Shares issued on reinvestment	1,016	4,076	2,177	10,969
Shares repurchased	(76,709)	(309,559)	(98,775)	(495,927)
Net decrease	(18,322)	$(76,271)	(71,589)	$(357,210)

44	Western Asset Emerging Markets Debt Fund 2023 Annual Report

	Year Ended February 28, 2023		Year Ended February 28, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,220,662	$4,694,956	818,671	$4,057,764
Shares issued on reinvestment	161,365	643,398	132,366	658,450
Shares repurchased	(4,329,777)	(17,389,831)	(1,215,809)	(6,062,119)
Net decrease	(2,947,750)	$(12,051,477)	(264,772)	$(1,345,905)

Class IS
Shares sold	466,801	$1,724,199	241,548	$1,218,129
Shares issued on reinvestment	13,405	53,276	15,149	75,143
Shares repurchased	(695,346)	(2,651,039)	(300,476)	(1,477,744)
Net decrease	(215,140)	$(873,564)	(43,779)	$(184,472)

†

On June 24, 2021, the Fund converted 427,788 Class A2 shares into 426,954 Class A shares, valued at $2,190,273. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended February 28, 2023. The following transactions were effected in such company for the year ended February 28, 2023.

	Affiliate Value at February 28, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$88,182	$6,812,500	6,812,500	$6,900,682	6,900,682

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$982	—	—

9. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility

Western Asset Emerging Markets Debt Fund 2023 Annual Report	45

Notes to financial statements (cont’d)

totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended February 28, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$1,001,368	$963,010

As of February 28, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$247,142
Deferred capital losses*	(42,917,737)
Other book/tax temporary differences(a)	(44,947)
Unrealized appreciation (depreciation)(b)	(2,768,800)
Total distributable earnings (loss) — net	$(45,484,342)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and book/tax differences in the accrual of interest income on securities in default.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications

46	Western Asset Emerging Markets Debt Fund 2023 Annual Report

that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

***

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or

Western Asset Emerging Markets Debt Fund 2023 Annual Report	47

Notes to financial statements (cont’d)

individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

48	Western Asset Emerging Markets Debt Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Emerging Markets Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Debt Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 18, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Emerging Markets Debt Fund 2023 Annual Report	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

50	Western Asset Emerging Markets Debt Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); Republic Services, Inc. (since 2009); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

Western Asset Emerging Markets Debt Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

52	Western Asset Emerging Markets Debt Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 126 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	126
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Emerging Markets Debt Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

54	Western Asset Emerging Markets Debt Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset Emerging Markets Debt Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

56	Western Asset Emerging Markets Debt Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended February 28, 2023:

	Pursuant to:		Amount Reported
Section 163(j) Interest Earned	§	163(j)	$1,172,566

Western Asset Emerging Markets Debt Fund	57

Western Asset

Emerging Markets Debt Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Emerging Markets Debt Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*	For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WASX010879 4/23 SR23-4634

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2022 and February 28, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $188,676 in February 28, 2022 and $188,676 in February 28, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2022 and $0 in February 28, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $39,250 in February 28, 2022 and $39,250 in February 28, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in February 28, 2022 and $0 in February 28, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $343,489 in February 28, 2022 and $350,359 in February 28, 2023.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 24, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	April 24, 2023